UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2018

DarkPulse, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-18730	87-0472109
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

350 5th Avenue, 59th Fl. New York, NY	10018
(Address of principal executive offices)	(zip code)

(800) 436-1436
(Registrant’s telephone number, including area code)

8760 Virginia Meadows Drive, Manassas, Virginia 20109
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

DarkPulse, Inc. (the “Company”) is filing this Current Report on Form 8-K/A (“Amendment No. 1”) to amend its Current Reports on Form 8-K filed on July 24, 2018, and August 21, 2018 (the “Initial Reports”), which disclosed the completion of the Company’s acquisition of DarkPulse Technologies Inc., a New Brunswick corporation (“DarkPulse Technologies”).

The information previously reported in the Initial Reports is hereby incorporated by reference into this Amendment No. 1. The Amendment No. 1 on Form 8-K/A is being filed solely to provide the financial statements of DarkPulse Technologies required by Item 9.01 of Form 8-K and does not amend the Initial Reports in any manner other than amending Item 9.01.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Business Acquired.

Audited consolidated financial statements of DarkPulse Technologies Inc. as of and for the years ended December 31, 2017 and 2016, including the Independent Auditor’s Report thereon, and the notes related thereto are filed as Exhibit 99.2 and are incorporated herein by reference.

Unaudited interim condensed consolidated financial statements of DarkPulse Technologies Inc. as of June 30, 2018, and for the six months ended June 30, 2018 and 2017, and the notes related thereto are filed as Exhibit 99.3 and are incorporated herein by reference.

(d)	Exhibits

Exhibit Number	Description

23.1	Consent of D. Brooks and Associates

99.2	Audited consolidated financial statements of DarkPulse Technologies Inc. as of and for the years ended December 31, 2017 and 2016, including the Independent Auditor’s Report thereon, and the notes related thereto.

99.3	Unaudited interim condensed consolidated financial statements of DarkPulse Technologies Inc. as of June 30, 2018, and for the six months ended June 30, 2018 and 2017 and the notes related thereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DarkPulse, Inc.

Dated: November 19, 2018	By:	/s/ Dennis M. O'Leary
Dennis M. O'Leary
CEO & Director

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